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                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

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
NAME                                                          ______JURISDICTION
Zimmer, Inc.                                                  ______Delaware
Zimmer Investments, LLC.                                      ______Delaware
Zimmer Production, Inc.                                       ______Delaware
Zimmer Orthopaedic Surgical Products, Inc.                    ______Delaware
Zimmer US, Inc.                                               ______Delaware
Zimmer Technology, Inc.                                       ______Delaware
Zimmer of Canada Limited                                      ______Canada
Zimmer Caribe, Inc.                                           ______Delaware
Zimmer N.V.                                                   ______Belgium
Zimmer S.A.S.                                                 ______France
Zimmer France S.A.S                                           ______France
Zimmer Chirurgie G.m.b.H.                                     ______Germany
Zimmer Germany G.m.b.H.                                       ______Germany
Zimmer S.r.L.                                                 ______Italy
Zimmer B.V.                                                   ______The Netherlands
Zimmer S.A.                                                   ______Spain
Zimmer Limited                                                ______U.K.
Zimmer Trustee Ltd.                                           ______U.K.
Zimmer Pty., Ltd.                                             ______Australia
Zimmer K.K.                                                   ______Japan
Zimmer Pte, Ltd.                                              ______Singapore
Zimmer Taiwan Co., Ltd.                                       ______Taiwan
Zimmer Korea Co. Ltd                                          ______Korea
Zimmer (Shanghai) Medical International Trading Co., LTD.     ______China
Zimmer CIS OOO.                                               ______Russia
Zimmer New Zealand Limited                                    ______New Zealand
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